HERITAGE CAPITAL APPRECIATION TRUST
                      Supplement dated March 13, 1997 to the
                        Prospectus dated January 2, 1997


         Heritage Asset Management, Inc. has retained Liberty Investment Management, a division of Goldman Sachs Asset Management ("GSAM-Liberty"), which itself is a separate operating division of Goldman, Sachs & Co., as subadviser to Heritage Capital Appreciation Trust (the "Trust"). All references in the Prospectus to "Liberty Investment Management" or "Liberty" should be replaced with "GSAM-Liberty". The following information should replace the first paragraph under "Subadvisers" on page 15 and the section entitled "Appointment of Goldman Sachs Asset Management" on pages 15 and 16:

                  The Manager has entered into an agreement with Liberty Investment Management, a division of Goldman Sachs Asset Management ("GSAM-Liberty"), 2502 Rocky Point Drive, Tampa, Florida 33607, which itself is a separate operating division of Goldman, Sachs & Co., to provide investment advice and portfolio management services, including placement of brokerage orders, on behalf of the Trust. For these services, the Manager pays GSAM-Liberty an annual fee of 0.25% of the Trust's average daily net assets allocated to GSAM-Liberty by the Manager, without regard to any reduction in fees actually paid to the Manager as a result of voluntary fee waivers by the Manager. As of February 24, 1997, Goldman Sachs Asset Management, together with its affiliates, acted as investment adviser, administrator or distributor for assets in excess of $106 billion.